UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 20, 2006
STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31993 (Commission File Number)	25-1655321 (I.R.S. Employer Identification No.)

20810 Fernbush Lane Houston, Texas (Address of principal executive offices)	77073 (Zip Code)
Registrant’s telephone number, including area code (281) 821-9091
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 20, 2005 Sterling Construction Company, Inc. issued a press release announcing operating results for its fourth quarter and year-ended December 31, 2005.
In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit No.	Description
99.1	Press Release issued March 20, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	Sterling	Construction Company, Inc.

Dated: March 20, 2006	By: /s/ Maarten D. Hemsley

Maarten D. Hemsley
Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued March 20, 2006.